ABSC 2004-HE7

Credit Suisse First Boston

Collateral Analysis

			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	LTV	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	%Lite Doc	% Stated Doc	% Int Only
500	524	> 65%	$141,595.21	5.50%	8.646%	0.00%	512	41.72%	77.55%	82.06%	11.11%	98.88%	65.84%	7.88%	0.00%	26.28%	0.00%
525	549	> 65%	$154,244.19	7.26%	8.215%	0.00%	537	40.74%	79.84%	79.67%	10.37%	96.59%	66.53%	7.24%	0.13%	26.10%	0.00%
550	574	> 65%	$173,924.15	10.59%	7.553%	0.00%	561	41.15%	82.10%	76.53%	13.34%	97.57%	65.15%	7.39%	0.40%	27.06%	0.82%
575	599	> 70%	$183,235.10	12.89%	7.169%	0.00%	588	40.46%	83.79%	77.17%	11.93%	97.47%	66.46%	4.83%	0.55%	28.15%	16.94%
600	624	> 70%	$213,011.93	21.71%	6.891%	0.00%	612	40.99%	84.60%	74.16%	11.98%	95.83%	64.52%	7.41%	1.48%	26.59%	32.49%
625	649	> 70%	$228,380.81	26.13%	6.751%	0.00%	637	40.93%	84.27%	72.74%	14.00%	94.56%	47.27%	8.16%	0.96%	43.61%	34.89%
650	674	> 80%	$220,362.63	8.10%	7.094%	0.00%	661	41.19%	90.61%	70.73%	5.30%	86.27%	46.17%	6.34%	0.56%	46.93%	8.12%
675	699	> 80%	$230,425.41	3.81%	6.892%	0.00%	686	40.63%	90.78%	68.94%	13.40%	86.65%	45.31%	4.54%	1.70%	48.44%	10.40%
700	724	> 80%	$239,176.46	1.99%	6.798%	0.00%	711	40.30%	89.87%	65.46%	9.43%	77.91%	46.93%	3.89%	2.30%	46.88%	10.13%
725	749	> 85%	$249,176.36	1.09%	6.847%	0.00%	737	39.35%	91.11%	62.78%	3.38%	62.09%	36.28%	4.89%	3.42%	55.41%	2.68%
750	774	> 85%	$244,999.43	0.83%	6.704%	0.00%	759	39.13%	92.11%	65.40%	1.02%	76.69%	65.92%	3.97%	1.79%	28.32%	9.13%
775	799	> 85%	$210,993.51	0.06%	7.014%	0.00%	792	31.82%	90.00%	100.00%	0.00%	0.00%	71.80%	28.20%	0.00%	0.00%	0.00%
800	max	> 85%	$209,272.55	0.04%	7.279%	0.00%	806	37.50%	98.20%	100.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%

			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
LTV Low	LTV High	DTI	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
Min	59%	> 50%	$168,049.67	11.07%	6.826%	0.00%	609	53.04%	47.65%	73.46%	7.08%	94.82%	59.91%	3.66%	4.08%	32.36%	0.00%
60%	64%	> 50%	$199,234.82	5.75%	7.062%	0.00%	589	53.01%	63.35%	76.78%	7.69%	98.68%	76.68%	1.96%	0.00%	21.36%	0.00%
65%	69%	> 50%	$212,832.06	10.18%	6.906%	0.00%	611	52.57%	67.48%	70.27%	8.22%	88.14%	59.36%	4.49%	0.00%	36.15%	0.00%
70%	74%	> 50%	$189,064.25	10.41%	7.095%	0.00%	595	53.09%	71.50%	73.58%	2.17%	89.27%	63.71%	9.67%	0.00%	26.62%	1.96%
75%	79%	> 50%	$219,001.96	12.45%	7.040%	0.00%	605	53.05%	76.34%	73.22%	12.70%	95.70%	74.67%	2.34%	0.00%	22.99%	9.61%
80%	84%	> 50%	$212,284.07	19.54%	6.983%	0.00%	623	52.81%	80.57%	64.52%	18.89%	92.90%	69.50%	8.81%	1.90%	19.79%	4.91%
85%	89%	> 50%	$237,027.66	8.98%	7.159%	0.00%	618	53.16%	86.25%	73.45%	4.41%	92.03%	75.68%	13.97%	0.00%	10.36%	0.00%
90%	94%	> 50%	$233,832.92	12.24%	7.013%	0.00%	631	52.78%	90.58%	79.54%	5.30%	85.77%	71.41%	14.84%	5.50%	8.25%	3.48%
95%	99%	> 50%	$208,332.85	7.71%	7.610%	0.00%	619	54.38%	95.25%	80.20%	5.63%	98.45%	78.38%	12.80%	0.00%	8.83%	12.51%
100%	max	> 50%	$56,770.32	1.69%	10.331%	0.00%	671	52.77%	100.00%	73.34%	5.83%	100.00%	62.27%	8.11%	0.00%	29.62%	0.00%

			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
DTI Low	DTI High	FICO	Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	% Stated Doc	% Int Only
20%	24%	< 525	$105,554.86	0.38%	8.207%	0.00%	513	23.10%	65.96%	93.74%	3.53%	97.10%	86.04%	3.53%	0.00%	10.42%	0.00%
25%	29%	< 550	$117,502.82	1.30%	8.393%	0.00%	525	27.69%	74.19%	75.94%	7.63%	93.49%	66.37%	3.97%	0.00%	29.66%	0.00%
30%	34%	< 575	$143,361.82	5.05%	7.895%	0.00%	542	32.31%	76.23%	88.27%	3.89%	96.87%	63.42%	9.63%	0.00%	26.95%	1.12%
35%	39%	< 600	$157,231.88	9.74%	7.707%	0.00%	560	37.57%	78.38%	80.14%	12.93%	98.26%	69.57%	2.63%	0.00%	27.80%	5.31%
40%	44%	< 625	$178,251.40	20.64%	7.441%	0.00%	582	42.51%	80.76%	76.01%	11.19%	97.79%	57.17%	6.41%	1.54%	34.88%	18.09%
45%	49%	< 650	$188,954.00	45.54%	7.262%	0.00%	596	47.68%	81.75%	73.39%	13.16%	97.10%	60.59%	4.89%	0.42%	34.10%	20.95%
50%	54%	< 675	$202,508.27	15.17%	7.251%	0.00%	599	51.76%	76.85%	74.26%	11.35%	94.29%	65.40%	10.05%	0.89%	23.66%	4.77%
55%	max	< 700	$209,702.90	2.17%	6.947%	0.00%	616	56.18%	82.95%	70.24%	12.02%	93.36%	72.21%	11.01%	3.97%	12.82%	6.99%

LIMITED AND STATED DOC
			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High		Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	%Lite Doc	% Stated Doc	% Int Only	% CA	% NY	% FL
500	524		$149,338.87	3.45%	9.136%	0.00%	512	40.93%	72.34%	76.77%	10.32%	96.32%	0.00%	18.88%	0.00%	81.12%	0.00%	36.85%	5.29%	13.13%
525	549		$183,379.55	4.21%	8.648%	0.00%	536	40.30%	74.15%	78.49%	10.20%	97.77%	0.00%	19.41%	0.00%	80.59%	1.32%	34.86%	4.44%	9.59%
550	574		$205,646.94	6.26%	7.622%	0.00%	562	40.99%	76.05%	76.36%	12.31%	97.33%	0.00%	21.83%	0.00%	78.17%	0.00%	44.18%	5.36%	9.96%
575	599		$192,842.97	7.61%	7.392%	0.00%	587	39.75%	78.55%	77.49%	12.19%	96.94%	0.00%	14.63%	0.00%	85.37%	10.89%	44.63%	3.92%	10.23%
600	624		$222,721.27	12.29%	7.243%	0.00%	613	40.28%	81.63%	72.53%	9.23%	93.13%	0.00%	19.25%	0.00%	80.75%	29.22%	54.93%	5.07%	2.76%
625	649		$220,267.73	22.29%	7.171%	0.00%	637	40.63%	82.51%	75.59%	10.62%	92.68%	0.00%	16.65%	0.00%	83.35%	30.60%	50.87%	6.28%	4.89%
650	674		$195,156.18	19.90%	7.237%	0.00%	661	40.98%	82.47%	67.59%	11.21%	91.85%	0.00%	9.53%	0.00%	90.47%	6.42%	50.25%	8.77%	5.56%
675	699		$193,009.47	10.85%	7.060%	0.00%	686	41.07%	82.55%	65.26%	15.23%	91.88%	0.00%	11.24%	0.00%	88.76%	8.00%	52.09%	4.93%	4.14%
700	724		$195,092.16	6.24%	6.949%	0.00%	712	41.81%	80.71%	62.27%	13.00%	91.57%	0.00%	10.44%	0.00%	89.56%	6.79%	58.18%	11.41%	1.76%
725	749		$211,169.66	4.06%	7.012%	0.00%	735	40.80%	82.86%	68.04%	5.81%	82.37%	0.00%	7.43%	0.00%	92.57%	6.58%	60.21%	6.92%	2.22%
750	774		$239,326.45	2.19%	6.800%	0.00%	760	36.71%	82.53%	60.40%	4.25%	82.11%	0.00%	14.56%	0.00%	85.44%	14.02%	60.04%	11.76%	0.39%
775	799		$235,991.24	0.67%	7.257%	0.00%	783	35.39%	79.01%	53.98%	23.98%	92.33%	0.00%	3.44%	0.00%	96.56%	3.78%	48.07%	8.57%	17.91%
800	max

IO LOANS
			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High		Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	%Lite Doc	% Stated Doc	% Int Only	% CA	% NY	% FL
500	524
525	549		$430,000.00	0.15%	9.000%	0.00%	545	44.21%	50.59%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%
550	574		$237,175.00	0.34%	6.861%	0.00%	564	32.95%	81.93%	100.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	100.00%	80.61%	0.00%	0.00%
575	599		$243,322.90	9.12%	6.937%	0.00%	590	39.70%	82.91%	75.29%	18.88%	97.77%	74.60%	2.95%	0.00%	22.45%	100.00%	52.21%	4.30%	2.37%
600	624		$262,053.41	28.99%	6.710%	0.00%	612	41.20%	84.14%	73.70%	14.37%	99.67%	65.13%	7.86%	0.24%	26.77%	100.00%	60.33%	1.21%	3.06%
625	649		$280,233.95	37.67%	6.449%	0.00%	637	40.55%	83.95%	73.47%	17.56%	98.80%	48.71%	9.14%	0.67%	41.48%	100.00%	67.87%	0.73%	3.47%
650	674		$357,750.92	9.80%	6.057%	0.00%	660	37.49%	81.07%	72.36%	9.25%	99.32%	63.57%	11.18%	0.00%	25.24%	100.00%	82.07%	1.55%	2.75%
675	699		$366,128.57	6.47%	5.857%	0.00%	685	39.09%	82.30%	58.30%	22.38%	95.52%	61.25%	20.70%	1.23%	16.82%	100.00%	86.11%	0.00%	0.54%
700	724		$335,409.74	3.26%	6.039%	0.00%	711	39.33%	82.27%	77.01%	0.00%	100.00%	56.28%	13.75%	7.43%	22.53%	100.00%	85.21%	0.00%	2.48%
725	749		$384,458.93	1.94%	5.583%	0.00%	738	40.91%	81.87%	78.81%	3.59%	82.19%	61.55%	9.01%	0.00%	29.45%	100.00%	69.68%	5.42%	0.00%
750	774		$361,184.62	1.69%	5.977%	0.00%	762	37.74%	83.07%	63.52%	0.00%	93.61%	49.28%	9.88%	0.00%	40.84%	100.00%	92.19%	0.00%	0.00%
775	799		$178,771.43	0.45%	5.781%	0.00%	781	36.22%	75.32%	54.21%	0.00%	90.79%	84.34%	0.00%	0.00%	15.66%	100.00%	55.63%	15.66%	0.00%
800	max		$151,000.00	0.11%	5.772%	0.00%	806	42.62%	73.56%	100.00%	0.00%	59.60%	100.00%	0.00%	0.00%	0.00%	100.00%	59.60%	0.00%	0.00%

All records
			Wtd Avg	Percent of	Wtd Avg		Wtd Avg	Wtd Avg	Wtd Avg
North and South CA	Top 25 Zip Codes		Current Balance	Current Balance	GWAC	% MI	FICO	DTI	LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Ltd Doc	%Lite Doc	% Stated Doc	% Int Only	% CA	% NY	% FL
California - North	93638		$192,403.51	0.10%	6.919%	0.00%	640	38.67%	84.77%	100.00%	0.00%	92.72%	69.48%	4.62%	0.00%	25.90%	40.44%	100.00%	0.00%	0.00%
California - North	93933		$406,812.50	0.10%	6.407%	0.00%	589	44.40%	82.87%	79.11%	20.89%	100.00%	100.00%	0.00%	0.00%	0.00%	20.89%	100.00%	0.00%	0.00%
California - North	94014		$491,500.00	0.12%	6.401%	0.00%	628	42.27%	81.64%	76.55%	0.00%	100.00%	77.01%	0.00%	0.00%	22.99%	28.38%	100.00%	0.00%	0.00%
California - North	94015		$366,166.67	0.13%	6.455%	0.00%	656	34.99%	81.19%	74.19%	25.81%	100.00%	100.00%	0.00%	0.00%	0.00%	74.78%	100.00%	0.00%	0.00%
California - North	94044		$595,000.00	0.11%	5.557%	0.00%	680	38.33%	87.78%	100.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%
California - North	94080		$295,644.54	0.20%	6.971%	0.00%	674	38.95%	82.11%	51.88%	0.00%	87.79%	66.88%	0.00%	0.00%	33.12%	43.25%	100.00%	0.00%	0.00%
California - North	94509		$304,271.46	0.16%	7.062%	0.00%	594	41.95%	83.58%	95.18%	0.00%	100.00%	27.12%	18.24%	0.00%	54.63%	53.90%	100.00%	0.00%	0.00%
California - North	94521		$269,470.75	0.13%	7.063%	0.00%	623	39.15%	82.69%	78.29%	11.69%	100.00%	30.71%	0.00%	0.00%	69.29%	26.64%	100.00%	0.00%	0.00%
California - North	94531		$304,496.15	0.24%	6.502%	0.00%	640	41.14%	81.86%	100.00%	0.00%	94.08%	58.01%	10.10%	0.00%	31.89%	46.28%	100.00%	0.00%	0.00%
California - North	94533		$209,990.21	0.20%	6.984%	0.00%	631	38.21%	78.69%	95.23%	0.00%	100.00%	41.65%	0.00%	0.00%	58.35%	40.86%	100.00%	0.00%	0.00%
California - North	94565		$223,650.57	0.09%	6.647%	0.00%	630	43.50%	86.75%	97.13%	0.00%	100.00%	50.89%	0.00%	0.00%	49.11%	50.59%	100.00%	0.00%	0.00%
California - North	94585		$235,143.00	0.16%	6.491%	0.00%	634	42.00%	82.00%	100.00%	0.00%	100.00%	75.59%	0.00%	0.00%	24.41%	66.38%	100.00%	0.00%	0.00%
California - North	94589		$313,592.86	0.13%	6.126%	0.00%	664	40.21%	88.34%	91.34%	0.00%	100.00%	67.00%	0.00%	0.00%	33.00%	67.00%	100.00%	0.00%	0.00%
California - North	94591		$264,845.02	0.10%	6.698%	0.00%	630	45.05%	80.90%	100.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	30.66%	100.00%	0.00%	0.00%
California - North	94804		$234,198.03	0.11%	6.392%	0.00%	681	35.99%	84.03%	100.00%	0.00%	64.50%	37.00%	16.78%	0.00%	46.22%	47.59%	100.00%	0.00%	0.00%
California - North	94806		$292,709.11	0.12%	6.835%	0.00%	584	40.94%	85.55%	73.56%	0.00%	100.00%	88.77%	0.00%	0.00%	11.23%	52.60%	100.00%	0.00%	0.00%
California - North	95122		$338,151.21	0.14%	6.524%	0.00%	629	41.84%	82.03%	100.00%	0.00%	100.00%	20.15%	18.79%	0.00%	61.05%	85.51%	100.00%	0.00%	0.00%
California - North	95206		$174,342.00	0.12%	6.939%	0.00%	613	43.66%	79.49%	100.00%	0.00%	100.00%	41.32%	13.82%	0.00%	44.86%	31.31%	100.00%	0.00%	0.00%
California - North	95376		$268,150.88	0.13%	6.640%	0.00%	632	41.71%	84.14%	100.00%	0.00%	88.65%	35.85%	11.35%	0.00%	52.80%	65.81%	100.00%	0.00%	0.00%
California - North	95492		$316,660.00	0.10%	7.414%	0.00%	621	45.25%	86.49%	81.00%	19.00%	100.00%	0.00%	27.60%	0.00%	72.40%	47.46%	100.00%	0.00%	0.00%
California - North	95687		$321,002.53	0.21%	6.416%	0.00%	660	43.84%	84.19%	100.00%	0.00%	100.00%	74.81%	0.00%	0.00%	25.19%	46.46%	100.00%	0.00%	0.00%
California - North	95758		$279,715.62	0.25%	6.933%	0.00%	637	42.20%	82.40%	86.08%	13.92%	100.00%	23.04%	0.00%	0.00%	76.96%	30.81%	100.00%	0.00%	0.00%
California - North	95823		$143,068.18	0.09%	6.757%	0.00%	644	43.30%	81.18%	89.23%	4.06%	95.94%	75.00%	0.00%	0.00%	25.00%	24.13%	100.00%	0.00%	0.00%
California - North	95835		$392,465.50	0.09%	7.053%	0.00%	642	41.23%	88.15%	49.09%	50.91%	100.00%	56.02%	0.00%	0.00%	43.98%	27.35%	100.00%	0.00%	0.00%
California - North	95843		$238,006.43	0.10%	6.412%	0.00%	625	42.31%	80.22%	100.00%	0.00%	100.00%	88.96%	0.00%	0.00%	11.04%	24.81%	100.00%	0.00%	0.00%
California - North	OTHER		$248,789.83	8.87%	6.739%	0.00%	635	40.49%	80.45%	82.11%	6.48%	92.31%	54.69%	7.38%	0.23%	37.70%	34.85%	100.00%	0.00%	0.00%
California - South	90650		$237,954.58	0.19%	6.843%	0.00%	633	42.55%	78.35%	92.14%	0.00%	92.17%	43.91%	15.68%	0.00%	40.41%	20.77%	100.00%	0.00%	0.00%
California - South	91320		$345,166.67	0.19%	7.152%	0.00%	641	42.73%	68.16%	14.09%	60.07%	100.00%	0.00%	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%
California - South	91331		$176,228.92	0.21%	6.770%	0.00%	678	40.18%	79.09%	85.74%	0.00%	100.00%	41.02%	0.00%	0.00%	58.98%	25.12%	100.00%	0.00%	0.00%
California - South	91335		$237,093.75	0.23%	6.499%	0.00%	669	41.90%	80.67%	86.98%	0.00%	100.00%	58.62%	0.00%	0.00%	41.38%	30.96%	100.00%	0.00%	0.00%
California - South	91342		$230,627.40	0.43%	6.892%	0.00%	664	42.16%	79.87%	86.61%	0.00%	100.00%	35.05%	9.31%	0.70%	54.94%	23.61%	100.00%	0.00%	0.00%
California - South	91344		$310,900.00	0.19%	6.912%	0.00%	670	40.59%	75.94%	100.00%	0.00%	100.00%	6.59%	0.00%	0.00%	93.41%	11.14%	100.00%	0.00%	0.00%
California - South	91352		$310,679.50	0.22%	6.627%	0.00%	651	37.15%	81.42%	92.22%	0.00%	100.00%	14.55%	23.70%	0.00%	61.75%	17.02%	100.00%	0.00%	0.00%
California - South	91390		$376,384.30	0.23%	6.192%	0.00%	647	39.18%	84.27%	64.24%	35.76%	94.16%	55.76%	17.47%	0.00%	26.78%	18.07%	100.00%	0.00%	0.00%
California - South	92057		$376,470.25	0.18%	6.283%	0.00%	650	36.09%	83.76%	70.28%	29.72%	81.41%	30.17%	18.59%	0.00%	51.23%	53.12%	100.00%	0.00%	0.00%
California - South	92336		$224,780.56	0.22%	7.301%	0.00%	602	45.83%	80.29%	89.55%	7.56%	97.11%	36.86%	2.89%	2.89%	57.35%	18.59%	100.00%	0.00%	0.00%
California - South	92337		$235,848.79	0.27%	7.272%	0.00%	598	44.19%	81.77%	96.61%	3.39%	100.00%	29.26%	22.10%	0.00%	48.64%	9.22%	100.00%	0.00%	0.00%
California - South	92345		$134,509.95	0.18%	7.205%	0.00%	644	38.60%	81.92%	100.00%	0.00%	94.26%	51.58%	16.83%	0.00%	31.60%	8.99%	100.00%	0.00%	0.00%
California - South	92376		$163,325.71	0.25%	6.791%	0.00%	646	41.32%	80.05%	92.94%	2.48%	95.42%	36.09%	3.31%	0.00%	60.61%	8.62%	100.00%	0.00%	0.00%
California - South	92551		$177,159.82	0.18%	6.889%	0.00%	639	43.21%	82.79%	90.95%	0.00%	100.00%	71.25%	0.00%	0.00%	28.75%	5.81%	100.00%	0.00%	0.00%
California - South	92553		$186,500.85	0.19%	6.724%	0.00%	644	43.50%	82.30%	100.00%	0.00%	100.00%	61.75%	0.00%	0.00%	38.25%	15.61%	100.00%	0.00%	0.00%
California - South	92562		$316,088.68	0.19%	6.439%	0.00%	634	46.53%	82.08%	100.00%	0.00%	90.29%	60.86%	10.12%	0.00%	29.02%	29.80%	100.00%	0.00%	0.00%
California - South	92563		$249,294.32	0.21%	7.039%	0.00%	657	36.54%	86.89%	64.03%	19.99%	100.00%	43.30%	24.33%	0.00%	32.37%	39.65%	100.00%	0.00%	0.00%
California - South	92571		$174,315.85	0.19%	6.835%	0.00%	619	38.98%	79.32%	93.40%	6.60%	100.00%	47.46%	6.25%	0.00%	46.30%	0.00%	100.00%	0.00%	0.00%
California - South	92656		$348,960.06	0.23%	6.734%	0.00%	621	38.21%	75.88%	16.92%	15.30%	92.18%	65.26%	0.00%	0.00%	34.74%	14.73%	100.00%	0.00%	0.00%
California - South	92882		$312,989.26	0.19%	6.631%	0.00%	604	41.91%	81.00%	61.81%	18.94%	89.52%	43.56%	0.00%	0.00%	56.44%	32.23%	100.00%	0.00%	0.00%
California - South	92886		$422,107.14	0.18%	6.678%	0.00%	626	35.40%	85.10%	68.52%	0.00%	100.00%	87.94%	0.00%	0.00%	12.06%	52.46%	100.00%	0.00%	0.00%
California - South	93035		$432,199.09	0.23%	6.551%	0.00%	663	42.32%	80.96%	100.00%	0.00%	88.66%	58.87%	0.00%	0.00%	41.13%	24.09%	100.00%	0.00%	0.00%
California - South	93535		$139,044.24	0.23%	7.412%	0.00%	606	38.79%	81.03%	97.91%	0.00%	89.68%	61.09%	5.91%	0.00%	33.01%	13.03%	100.00%	0.00%	0.00%
California - South	93550		$154,925.45	0.24%	6.955%	0.00%	614	42.68%	77.80%	97.99%	0.00%	94.91%	46.28%	6.84%	6.88%	40.01%	20.30%	100.00%	0.00%	0.00%
California - South	93551		$249,562.52	0.24%	6.883%	0.00%	616	42.15%	84.66%	100.00%	0.00%	88.99%	60.77%	0.00%	0.00%	39.23%	0.00%	100.00%	0.00%	0.00%
California - South	OTHER		$252,540.82	28.21%	6.800%	0.00%	640	41.10%	79.33%	72.95%	8.40%	94.36%	44.80%	10.23%	1.78%	43.19%	19.63%	100.00%	0.00%	0.00%
OTHER	OTHER		$153,505.71	54.00%	7.407%	0.00%	620	40.57%	81.82%	68.82%	14.95%	93.77%	56.51%	4.85%	0.61%	38.04%	9.93%	0.00%	11.69%	9.83%

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This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.